EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          I, Denise Barton, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of American Casino & Entertainment Properties LLC (the “Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended September 30, 2007 of the Registrant (the “Report”):
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Denise Barton Denise Barton
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary of
American Casino & Entertainment Properties LLC
Date: November 9, 2007

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